Filed Pursuant to Rule 497(e)
Securities Act File No. 333-196273

USCF ETF TRUST

Supplement dated September 12, 2024
to the following Statements of Additional Information (SAIs), each as supplemented to date:

SAI dated September 29, 2023 of USCF Aluminum Strategy Fund (ALUM)

SAI dated October 30, 2023 of USCF Dividend Income Fund (UDI), USCF Energy Commodity Strategy Absolute Return Fund (USE), USCF Gold Strategy Plus Income Fund (USG), USCF Midstream Energy Income Fund (UMI), USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (SDCI), and USCF Sustainable Battery Metals Strategy Fund (ZSB), and

SAI dated August 1, 2023 of USCF Sustainable Commodity Strategy Fund (ZSC)

Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

At a special meeting of shareholders held on September 10, 2024, shareholders of each series of USCF ETF Trust (the “Trust,” and the series thereof, the “Funds”) elected Robyn L. Alexander and John P. Love and re-elected Stuart P. Crumbaugh, Thomas E. Gard, Jeremy Henderson, John D. Schwartz and H. Abram Wilson to serve as Trustees of the Trust, effective immediately. Ms. Alexander will serve as an independent Trustee of the Trust, as she is not an “interested person” of the Trust, as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Love is an “interested person” of the Trust due to his affiliation with USCF Advisers LLC, the Funds’ investment adviser, and will serve as an interested Trustee of the Trust. In addition, at a meeting on September 12, 2024, the Board of Trustees of the Trust (the “Board”) elected Mr. Love to serve as Chairman of the Board.

Effective September 10, 2024, Nicholas Gerber resigned from his positions as Trustee and Chairman of the Board.

In connection with the changes to the Board’s membership, effective immediately, the Funds’ SAIs are revised as follows:

The following row is added to the “Independent Trustees” table under the “Management” section of the SAIs:

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Robyn L. Alexander Year of Birth: 1969	Independent Trustee	Since 2024	Head of Transactions, Revantage (a Blackstone Company) from 2018 to present.	8	None

The following replaces the current row for Mr. Love in the “Interested Trustees and Officers of the Trust” table under the “Management” section of the SAIs:

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
John P. Love Year of Birth: 1971	President (Principal Executive Officer) and Trustee	Since 2024(1)	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016 and Chairman of the Board of Directors of USCF since 2019; Senior Portfolio Manager of USCF from March 2010 to June 2015; Portfolio Manager of USCF from April 2006 to March 2010; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	8	Director, USCF, 2016 to present.

(1) Mr. Love is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with the Adviser. He has served as President of the Trust since 2015.

The following rows are added to the “Trustees’ Ownership of Fund Shares” table under the “Management” section of the SAIs:

Name of Person, Position	Dollar Range of Equity Securities in UMI	Dollar Range of Equity Securities in UDI	Dollar Range of Equity Securities in SDCI	Dollar Range of Equity Securities in USG	Dollar Range of Equity Securities in USE	Dollar Range of Equity Securities in ALUM	Dollar Range of Equity Securities in ZSB	Dollar Range of Equity Securities in ZSC	Aggregate Dollar Range Of Equity Securities In All Funds Overseen by the Trustee in Family of Investment Companies
Robyn L. Alexander*	None	None	None	None	None	None	None	None	None
John P. Love*	None	$10,001–$50,000	$50,001–$100,000	$1–$10,000	$50,001–$100,000	None	$1–$10,000	None	None

* Information as of June 30, 2024.

All references to Mr. Gerber serving as Trustee and Chairman of the Board are removed in their entirety.

Please retain this supplement for future reference.